UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California		91301
(Address of principal executive offices)		(Zip Code)

(818) 871-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

On September 8, 2008, THQ Inc. (the “Registrant”) and Microsoft Licensing, GP (“Microsoft”) executed the Amendment to the Xbox 360 Publisher License Agreement (“Amendment”).  The Amendment is effective as of July 8, 2008 and grants Registrant the right and license to distribute games via Microsoft’s Xbox Live Games on Demand program.  All other terms of the Confidential License Agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, THQ has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Sheryl Kinlaw
Date: September 11, 2008		Sheryl Kinlaw
Vice President, Business and Legal Affairs